Certain Transactions	3 Months Ended
Mar. 31, 2023
Certain Transactions [Abstract]
Certain Transactions
Note 3. Certain Transactions
    MakerBot and Ultimaker transaction ("Ultimaker")
     On August 31, 2022, Stratasys completed the merger of MakerBot (previously, a fully owned subsidiary) with Ultimaker, which together formed a new entity under the name Ultimaker. The Company recorded a net gain of $39.1 million from deconsolidation of MakerBot, representing the difference between the book value of MakerBot's net assets and the fair value allocated to such net assets in the transaction as follows:

U.S. $ in thousands
Fair value, net	$55,751
Net assets deconsolidated	(14,146)
Transaction expenses	(2,469)
Gain on deconsolidation of subsidiary	$39,136

     The Company accounts for its investment in the combined company Ultimaker according to the equity method in accordance with ASC Topic 323, as it has retained the ability to exercise significant influence but does not control the new entity. The Company recognized an equity method investment in a total amount of $105.6 million comprised of the assumed fair value of the MakerBot shares and additional amount invested in cash by the Company, representing a share of 46.5% in the new entity.

  The preliminary allocation of the purchase price ("PPA") to net assets acquired and liability assumed resulted in the recognition of intangible assets with a value of $57.8 million, goodwill of $22.3 million and other net assets of $25.5 million. The value assigned to intangible assets is amortized over a period of 5 to 10 years and the related amortization is included under share in net losses (profits) from associated companies. The estimated fair values are preliminary and based on the information that was available as of August 31, 2022. Thus, the measurements of fair value reflected in these assets are subject to changes and such changes could be significant.
    As of March 31, 2023 and December 31, 2022 the equity investment in Ultimaker amounted to $97.8 million and $100.2 million, respectively, which represented the original investment in Ultimaker, net of share in net losses for the period in amounts of $2.3 million and $5.4 million, respectively. Following the acquisition, the Company will act as an agent to Ultimaker and will distribute products of Ultimaker. Transactions with Ultimaker for the period were immaterial.

 Covestro acquisition
     On August 8, 2022, the Company announced that it signed a definitive agreement to acquire the additive manufacturing materials business of Covestro AG. On April 3, 2023 the Company completed the acquisition of Covestro. The purchase price was approximately $46.7 million (Euro 43 million) in cash (which is subject to adjustment to reflect the amount of inventory acquired under the Covestro asset purchase agreement, and the accrual with respect to liabilities being assumed under the Covestro asset purchase agreement), as well as 317,505 newly issued Stratasys ordinary shares, par value 0.01 New Israeli Shekels per share (“Stratasys ordinary shares”) as the consideration for the purchased assets. Under the terms of the Covestro asset purchase agreement, Covestro may also earn up to an additional Euro 37 million of consideration, subject to the achievement of specified performance metrics, which will be payable via the issuance of additional Stratasys ordinary shares.
    Other investments
    In addition to the investment in Ultimaker, other investments included under Long-term investments primarily consist of investments in non-marketable equity securities of several companies without readily determinable fair value in which the Company does not have a controlling interest or significant influence. During the first quarter of 2023 and during 2022, the Company invested a total of $2.4 million and $16.7 million, respectively, in non-marketable equity securities and convertible notes of several companies.